EXHIBIT 24.1

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	July 23, 2007.

/s/ MARK DONEGAN
Signature

Mark Donegan

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	July 14, 2007.

/s/ WILLIAM D. LARSSON
Signature

William D. Larsson

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	November 14, 2006.

/s/ PETER R. BRIDENBAUGH
Signature

Peter R. Bridenbaugh

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	November 14, 2006.

/s/ DEAN T. DUCRAY
Signature

Dean T. DuCray

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	November 14, 2006.

/s/ DON R. GRABER
Signature

Don R. Graber

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	July 23, 2007.

/s/ DANIEL J. MURPHY
Signature

Daniel J. Murphy

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	November 14, 2006.

/s/ VERNON E. OECHSLE
Signature

Vernon E. Oechsle

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	July 14, 2007.

/s/ Byron O. Pond, Jr.
Signature

Byron O. Pond, Jr.

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	July 23, 2007.

/s/ Steven G. Rothmeier
Signature

Steven G. Rothmeier

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	July 16, 2007.

/s/ Ulrich Schmidt
Signature

Ulrich Schmidt

POWER OF ATTORNEY

(Executive Deferred Compensation Plan)

The undersigned, an officer and/or director of PRECISION CASTPARTS CORP., appoints MARK DONEGAN, WILLIAM D. LARSSON and ROGER A. COOKE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) any and all instruments which the attorney may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, with regard to the registration of $50,000,000 in deferred compensation obligations in connection with the Company’s Executive Deferred Compensation Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Precision Castparts Corp. or as an officer or director of Precision Castparts Corp.) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment with respect to such deferred compensation obligations or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:	November 14, 2006.

/s/ J. FRANK TRAVIS
Signature

J. Frank Travis